UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2014

SPECTRASCIENCE, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-13092	41-1448837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11568-11 Sorrento Valley Road, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 847-0200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.5	Amended and Restated Articles of Incorporation dated as of August 21, 2014 (filed with the Secretary of State of Minnesota on August 25, 2014).

3.6.	Certificate of Designation of the Relative Rights and Preferences of the Series AA Super Voting Preferred Stock dated as of April 15, 2016 (filed with the Secretary of State of Minnesota on April 19, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRASCIENCE, INC.

By:	/s/ LOWELL W. GIFFHORN
Lowell W. Giffhorn
Chief Financial Officer

Dated: September 21, 2016

SPECTRASCIENCE, INC.

FORM 8-K

Exhibit Index

Exhibit Number	Description

3.5	Amended and Restated Articles of Incorporation dated as of August 21, 2014 (filed with the Secretary of State of Minnesota on August 25, 2014)

3.6.	Certificate of Designation of the Relative Rights and Preferences of the Series AA Super Voting Preferred Stock dated April 15, 2016 (filed with the Secretary of State of Minnesota on April 19, 2016).